                               LOAN AND SECURITY AGREEMENT
                               ---------------------------

     THIS LOAN AND SECURITY AGREEMENT dated as of October 1, 2001, by and among LIGHTHOUSE FAST FERRY, INC., a New Jersey corporation, and FAST FERRY I CORP. and FAST FERRY II CORP., New York corporations, with executive offices at 195 Fairfield Avenue, Suite 3C, West Caldwell, New Jersey 07006 (collectively, together the "Borrowers"); and JAMES R. SOLAKIAN, 152 Mockingbird Court, Three Bridges, New Jersey 08887 (together with his successors and assigns, the "Lender").

     WHEREAS, the Borrowers and the Lender agree to enter into this Loan and Security Agreement to provide for a term loan with the Lender (in the amount of $350,000.00);

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers and the Lender, each party in consideration that the other join herein, and agree as follows:

                                   ARTICLE I
                                   ---------
                         AMOUNT AND TERMS OF TERM LOAN
                         -----------------------------

     Section 1.01.  Term Loan.   The Lender shall make a term loan to the
                    ---------
Borrowers in the original principal amount of THREE HUNDRED FIFTY THOUSAND ($350,000.00) dollars (the "Term Loan").

     Section 1.02.  Repayment of Term Loan Principal.  The principal of the Term
                    --------------------------------
Loan shall be paid in six (6) consecutive monthly payments, with such payments commencing November__, 2001, and continuing on the same day of each consecutive month thereafter until the Term Loan Maturity Date. The amount of each such principal payment shall be in such amounts as set forth and established in Schedule A attached hereto and made a part hereof, said payments being amortized over a six (6) month period. The final payment, which shall be due and payable on the Term Loan Maturity Date, shall be in an amount equal to any then remaining unpaid principal balance outstanding on the Term Loan, together with any accrued but unpaid interest thereon.

     Section 1.03   Payment of Term Loan Interest.   The Borrowers shall
                    -----------------------------
likewise pay the Lender, on the first (1/st/) day of each calendar month, commencing on November 1, 2001, and continuing until the Term Loan Maturity Date, interest in arrears on the unpaid principal balance of the Term Loan. Prior to an Event of Default, interest on the outstanding principal balance of the Term Loan shall accrue at an eighteen (18%) percent per annum rate. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

     Notwithstanding the foregoing, to the extent permitted by law, upon the occurrence of any Event of Default under this Agreement, the rate of interest on the unpaid principal balance of the Term Loan shall, at the option of the Lender, be increased to a twenty-four (24%) percent per annum rate ("Term Loan Default Interest Rate"). The Borrowers acknowledge that
(a) the Term Loan Default Interest Rate is a material inducement to the Lender to make the Term Note; (b) the Lender would not have made the Term Loan in the absence of the agreement of the Borrowers to pay the Term Loan Default Interest Rate upon the occurrence of any Event of Default; (c) such Term Loan Default Interest Rate represents compensation to the Lender for the increased risk to the Lender that the Term Loan will not be repaid by the Borrowers; and (d) the Term Loan Default Interest Rate is not a penalty and represents a reasonable estimate of (i) the cost to the Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the Term Loan and (ii) compensation to the Lender for losses resulting from the Borrowers' Default that are difficult to ascertain.

     Section 1.04.  Fees.  In lieu of a commitment fee, Lighthouse Fast Ferry,
                    ----
Inc. shall issue a Stock Warrant to Lender enabling Lender to purchase One Hundred Fifty Thousand (150,000) shares of the common stock of Lighthouse Fast Ferry, Inc. over a five (5) year period from October 1, 2002 to October 1, 2007, with an exercise price of One and 50/100 ($1.50) Dollars per share.

                                  ARTICLE II
                                  ----------
                          LOAN PROCEEDS AND PAYMENTS
                          --------------------------

     Section 2.01.  Use of Loan Proceeds.  The proceeds of the Term Loan shall
                    --------------------
be used by the Borrowers for working capital purposes.

     Section 2.02.  Payments.
                    --------
          (a) All payments of interest, principal and any other sum payable hereunder shall be made to the Lender, in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments, at the Lender's Address

     Section 2.03.  Borrowers' Loan Account.  The Borrowers shall create a loan
                    -----------------------
account into which Borrower shall either maintain a balance of Thirty Thousand ($30,000.00) Dollars or, commencing with the first (1/st/) days of each month, deposit all of Borrowers' first week's ticket sales on all ferry routes until the balance equals Thirty Thousand ($30,000.00) Dollars. For the sixth (6/th/) month (March, 2001), these deposit shall increase from Thirty Thousand ($30,000.00) Dollars to Two Hundred Thousand ($200,000.00) Dollars. Said loan account shall be an escrow account held by Kenneth J. McGuire, Esq. of Stein, Bliablias, McGuire, Pantages & Gigl, LLP, as Escrow Agent. In the event of an Event of Default pursuant to Section 7.01, then, in addition to the remedies of
Section 7.02, the funds in such account up to $200,000.00 shall be immediately paid by the Escrow Agent to the Lender upon receipt of notice from the Lender of such default. Such payment shall not cure any default but shall reduce the amount owed to the Lender. The Borrowers shall provide to the Lender copies of all deposit slips and account statements when made and/or received. Failure to do so shall be deemed an Event of Default. Borrowers shall have the right to use the loan account funds to make the monthly principal payments.

          Lender and Borrowers agree to indemnify and hold the Escrow Agent harmless from and against all claims, causes of action, loss, injury or damage arising out of, or in any way relating to, the performance of Escrow Agent's duties hereunder, except for those matters arising out of Escrow Agent's gross negligence or willful misconduct. Lender and Borrowers agree that, upon Escrow Agent's payment of the loan account funds in accordance with the terms set forth above, or upon deposit thereof with a court of competent jurisdiction, Escrow Agent shall have no further obligation hereunder.

          Section 2.04.  Late Fee.   If the entire amount of any required
                         --------
principal and/or interest is not paid in full within ten (10) days after the same is due, Borrowers shall pay to Lender a late fee equal to three (3%) percent of the required payment.

     Section 2.05  Usury Limitation.  If, at any time, the rate of interest,
                   ----------------
together with all amounts which constitute interest and which are reserved, charged or taken by Lender as compensation for fees, services or expenses incidental to the making, negotiating or collection of the loan evidenced hereby, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by Lender to Borrowers under applicable law, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement shall be governed by such new law as of its effective date.

                                  ARTICLE III
                                  -----------
                                  CONDITIONS
                                  ----------

     Section 3.01.   Conditions Precedent to Loans.  Prior to the Lender making
                     -----------------------------
the Term Loan, the Borrowers shall deliver to the Lender a duly executed copy of this Agreement, the Term Note, the Financing Statements, Pledge Agreement, certified copies of the resolutions of the Board of Directors of each of the Borrowers, evidencing approval of this Agreement and the other Loan Documents, and any other Loan Documents.

                                  ARTICLE IV
                                  ----------
                          GRANT OF SECURITY INTERESTS
                          ---------------------------

     Section 4.01.   Grant of Security Interests.  To secure payment and
                     ---------------------------
performance of the Term Loan, each of the Borrowers hereby grants to the Lender a continuing security interest in, a lien upon the following property and interests of such Borrower, whether now owned or hereafter acquired or existing by such Borrower, whether now or hereafter existing, and wherever located (collectively, the "Collateral"):

                    (a) A United States Flag mortgage on the vessels, "The Finest" and "The Bravest" and all equipment, machinery, furniture, fixtures, dies, tools and all other tangible personal property and all accessories and parts now or hereafter affixed thereto. In the event of a default in this obligation, each party shall notify Debis Financial Services, Inc., 201 Merit Seven, Suite 700, Norwalk, Connecticut 08651;

                    (b) Three Hundred Fifty Thousand (350,000) shares of common stock of Lighthouse Fast Ferry, Inc. owned by Cappaze Associates, LP, Anthony Cappaze, sole General Partner and the Chief Executive Officer of Borrowers, which stock shall be held in escrow by Daniel Knee Esq., 79 Main Street, Flemington, New Jersey 08822, Escrow Agent.

                                   ARTICLE V
                                   ---------
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Section 5.01.   Representations and Warranties.  As an inducement to the
                     ------------------------------
Lender to execute this Agreement and to make Loans and issue Letters of Credit hereunder, the Borrowers hereby represent and warrant to the Lender as follows:

                    (a) Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Each Borrower has the corporate power and authority to enter into and perform this Agreement and the other Loan Documents, to enter into and perform all of the obligations required of the Borrowers by all other instruments and other documents referred to herein to which it is a party, to fulfill its obligations set forth herein and therein, and to carry out the transactions contemplated hereby and thereby.

                    (b) The execution, delivery and performance of this Agreement, the other Loan Documents and the other documents required to be executed by any Borrower pursuant hereto have been duly authorized by all necessary corporate action.

                                  ARTICLE VI
                          COVENANTS OF THE BORROWERS

     Section 6.01.   Affirmative Covenants.  Without limiting any other
                     ---------------------
covenants and provisions hereof, the Borrowers covenant and agree, jointly and severally, that so long as the Term Loan is in effect or any Loan is outstanding:

                    (a) (Payment of Loans) The Borrowers will pay the principal
                        ------------------
          of and interest on the Loans hereunder at the times and place and in the manner provided herein, and will promptly pay when due any and all other amounts owing to the Lender under this Agreement or any of the other Loan Documents, in respect of fees, reimbursement of expenses or otherwise.
                    (b) (Legal Existence and Qualification) Each Borrower will
                        -----------------------------------
          preserve and maintain its corporate existence, rights, franchises, licenses and privileges and remain in good standing in the jurisdiction of its incorporation.

                    (c)  (Compliance with Laws) Each Borrower will comply with
                         ---------------------
          the requirements of all applicable laws, rules, regulations and the orders of any court or other tribunal or governmental or administrative authority or agency applicable to it or to its business, property or assets, all to the extent that failure to comply with any such laws, rules, regulations or orders could, singly or in the aggregate with all other such failures, have a material adverse effect on the business, prospects, condition or operations of any Borrower. Each Borrower will obtain and maintain all licenses, permits and permissions relating to its properties or business, failure to obtain or maintain which could, singly or in the aggregate with all other such failures, have a material adverse effect on the business, prospects, condition or operations of any Borrower.

                    (d)  Closing Costs.  The Borrowers shall pay all closing
                         -------------
          costs, including but not limited to legal, filing, and any other expense, with regard to the underlying transactions for the Loans.

                                  ARTICLE VII
                                  -----------
                             DEFAULT AND REMEDIES
                             --------------------

     Section 7.01.  Events of Default.  The occurrence of any of the following
                    -----------------
events shall constitute an Event of Default under this Agreement:

                (a) The Borrowers shall fail to make any payment of principal or interest on the Term Loan on the date when due, and such default shall continue unremedied for ten (10) days after written notice thereof shall have been given to the Borrowers; or

                (b) Any Borrower shall default in the performance of any term, covenant or agreement contained in this Agreement or any Borrower shall default in the performance of any term, covenant or agreement contained in any of the other Loan Documents, and such default shall continue unremedied for thirty (30) days after written notice thereof shall have been given to the Borrowers; or

                (c) (i) Any Borrower shall be dissolved or shall become bankrupt or shall cease paying its debts generally as they mature or shall make an assignment for the benefit of creditors; (ii) a trustee, receiver or liquidator shall be appointed for any Borrower or for a substantial part of the property of any Borrower or any Guarantor; (iii) bankruptcy, reorganization, arrangement, insolvency or similar proceedings shall be instituted by or against any Borrower under the laws of any jurisdiction (other than any involuntary proceedings which are instituted against any Borrower without their acquiescence, and which are dismissed of record within forty-five (45) days following the institution thereof); (iv) any Borrower shall convene or hold a meeting with its creditors to compromise or make similar arrangements with respect to its Indebtedness to such creditors; or (v) any Borrower or any Guarantor or their respective directors, stockholders, officers or agents shall take any action to effect or commence any of the foregoing or with respect to any of the foregoing.

     Section 7.02.   Rights and Remedies Upon Default.  Upon the occurrence of
                     --------------------------------
any Event of Default and at any time thereafter, in addition to any other rights and remedies available to the Lender hereunder or otherwise, the Lender may exercise any one or more of the following rights and remedies (all of which shall be cumulative):

          (a) Declare the entire unpaid principal amount of the Loan then outstanding, all interest accrued and unpaid with respect to any and all of the foregoing, and all other amounts payable under or with respect to this Agreement to be forthwith due and payable, whereupon the same shall become forthwith due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers.

          (b) Enforce the provisions of this Agreement by legal proceedings for the specific performance of any covenant or agreement contained herein or for the enforcement of any other appropriate legal or equitable remedy, and the Lender may recover damages caused by any breach by any Borrower of the provisions of this Agreement, including court costs, reasonable attorneys' fees and other costs and expenses incurred in the enforcement of the obligations of the Borrowers hereunder.

          (c) Exercise all rights and remedies under this Agreement, the Pledge Agreement, other Loan Documents, and any other agreement with any Borrower, and exercise all other rights and remedies which the Lender may have under applicable law.

          (d) Exercise all rights and remedies provided in this Agreement, the other Loan Documents, the Uniform Commercial Code and other applicable law, all of which rights and remedies may be exercised without notice to or consent by any Borrower, except as such notice or consent is expressly provided for hereunder or required by applicable law.

                                 ARTICLE VIII
                                 ------------
                                 MISCELLANEOUS
                                 -------------

          Section 8.01.  No Waiver-Cumulative Remedies.  No failure or delay on
                         -----------------------------
     the part of the Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or otherwise available to the Lender. Such remedies may be exercised without resort or regard to any other source of satisfaction of any liabilities of the Borrowers to the Lender.

          Section 8.02.  Amendments, Waivers and Consents.  Neither this
                         --------------------------------
     Agreement nor any provision hereof may be amended, waived, discharged or terminated orally. No amendment or waiver of any provision of this Agreement, nor any consent to any departure by the Borrowers therefrom, shall be effective unless the same shall be signed by the Borrowers and the Lender. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. In no event will any amendment, waiver or consent be deemed effective if the result of same is to decrease in any manner the compensation of the Lender or to increase in any manner the Lender's expenses, duties or responsibilities unless the Lender has, in each case, expressly assented thereto in writing.

          Section 8.03.  Addresses for Notices, etc.  Except as otherwise
                         --------------------------
     expressly provided in this Agreement, all notices, requests, demands and other communications provided for hereunder shall be in writing and shall be mailed or delivered to the applicable party at the address indicated below:
     If to all or any of the Borrowers:
                    Lighthouse Fast Ferry, Inc.
                    Fast Ferry I Corp.
          Fast Ferry II Corp.

                    195 Fairfield Avenue, Suite 3C
                    West Caldwell, New Jersey 07006
          Attn.: Anthony T. Colasanti, Esq.

               and

          Kenneth J. McGuire, Esq.
          Stein, Bliablias, McGuire, Pantages & Gigl, LLP
          354 Eisenhower Parkway
          Livingston, New Jersey 07039

     If to the Lender:

          James R. Solakian
          152 Mockingbird Court
          Three Bridges, New Jersey 08887

                  and

               Daniel E. Knee, Esq.
               79 Main Street, P.O. Box 985
               Flemington, New Jersey 08822

or, as to each of the foregoing, to such other address as shall be designated by such Person in a written notice to the other parties, complying as to delivery with the provisions of this Section. Except as otherwise provided herein, all such notices, requests, demands and other communications shall be deemed sufficiently given when delivered or two (2) Business Days after the date when mailed by registered or certified mail, return receipt requested, postage and registration or certification charges prepaid, addressed as aforesaid.

     Section 8.04.  Binding Effect; Assignment.  This Agreement shall be binding
                    --------------------------
upon each of the Borrowers and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lender, and their permitted successors and assigns. No Borrower may assign this Agreement or any rights hereunder without the express written consent of the Lender. The Lender may, in accordance with applicable law, sell to one or more Persons, banks or other entities participating in all or a portion of the Lender's rights and obligations under this Agreement.

     Section 8.05.  Consent to Jurisdiction.  Borrowers agree that any suit
                    -----------------------
for the enforcement of this agreement or any of the other loan documents may be brought in the courts of the state of new jersey or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and service of process in any such suit being made upon borrower by mail at the address set forth in this agreement. Borrowers hereby waive any objection that they may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum.

     Section 8.06.  Governing Law. This Agreement shall be governed by, and
                    -------------
construed and enforced in accordance with, the laws of the State of New Jersey, without regard to principles relating to conflicts or choice of laws.

     Section 8.07.  Severability.  In the event that any provision of this
                    ------------
Agreement or the application thereof to any Person, property or circumstances shall be held to any extent to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to Persons, properties or circumstances other than those as to which it has been held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     Section 8.08.  Headings.  Article and Section headings in this Agreement
                    --------
and any table of contents are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 8.09.  Integration.  This Agreement is intended by the parties as
                    -----------
the final, complete and exclusive statement of the transactions evidenced by this Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by this Agreement, and no party is relying on any promise, agreement or understanding not set forth in this Agreement. This Agreement may not be amended or modified except by a written instrument describing such amendment or modification executed by Borrowers and Lender.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as an instrument under seal, by their respective officers thereunto duly authorized, as of the date first above written.

                                   BORROWERS:
Attest:                            LIGHTHOUSE FAST FERRY, INC.


/s/ Anthony T. Colasanti              /s/ Anthony Cappaze
_______________________________    By:__________________________________
Anthony T. Colasanti, Secretary          Anthony Cappaze, President

                                   FAST FERRY I CORP.

/s/ Anthony T. Colasanti              /s/ Anthony Cappaze
_______________________________    By:__________________________________
Anthony T. Colasanti, Secretary          Anthony Cappaze, Chairman

                                   FAST FERRY II CORP.

/s/ Anthony T. Colasanti              /s/ Anthony Cappaze
_______________________________    By:__________________________________
Anthony T. Colasanti, Secretary          Anthony Cappaze, Chairman

                                   LENDER:
Attest:

/s/                                /s/ James R. Solakian
_______________________________    _____________________________________
                                   JAMES R. SOLAKIAN